EXHIBIT 10.3

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BORROWER NAME AND ADDRESS  SUBORDINATING CREDITOR   LENDER NAME AND ADDRESS
CORVU NORTH AMERICA, INC.  NAME AND ADDRESS         COMMERCE BANK
3400 W. 66th STREET,       CORVU CORPORATION        CENTENNIAL LAKES OFFICE
SUITE 445                  3400 W. 66th STREET,     7650 EDINBOROUGH WAY,
EDINA, MN 55435            SUITE 445                SUITE 150
                           EDINA, MN 55435          EDINA, MN 55435

                                                    DATE: 12-02-2004
[_] If checked, refer to the attached addendum incorporated herein, for additional parties and their signatures.
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                          DEBT SUBORDINATION AGREEMENT
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SUBORDINATED DEBT.  Check one.

      [_] The Subordinated Debt is all current and future debts, liabilities and obligations that Borrower owes to Subordinating Creditor, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, or created or acquired by assignment or otherwise, with all interest, fees and other amounts Borrower owes under the applicable loan or credit agreement or instrument.

      [_]   The Subordinated Debt will not include the following:

      [_]   The Subordinated Debt is the following specifically described debt:

SENIOR DEBT. The Senior Debt is all current and future debts, liabilities and obligations that Borrower owes to Lender, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, or created or acquired by assignment or otherwise, and post-petition bankruptcy. Borrower currently owes the following debts, liabilities and obligations to Lender:

Borrower has requested that Lender provide Borrower with additional indebtedness, described as follows:

SUBORDINATION. Until the Senior Debt is fully paid, Borrower will not pay the Subordinated Debt or transfer or encumber the property securing the Subordinated Debt (check one)

      [_] Subordinating Creditor will not receive or enforce (by set-off or other means) any payments on the Subordinated Debt until the Senior Debt is fully paid, except accrued interest on the Subordinated Debt when Borrower is not in default under any agreement with Lender.

      [_]   except as follows:

Subordinating Creditor waives the right to receive or enforce any security for the Subordinated Debt. Subordinating Creditor will be subrogated to Lender's right to receive payments on the Senior Debt to the extent Lender receives payments on the Subordinated Debt. Subordinating Creditor may exercise this right of subrogation only after the Senior Debt is fully paid.

[_] ADDITIONAL TERMS.
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SIGNATURES. By signing, Borrower, Subordinating Creditor and Lender agree to the terms contained in this Agreement. Borrower and Subordinating Creditor have signed this Agreement for the purposes stated after a complete reading and acknowledge receipt of a copy of this Agreement.

BORROWER:               SUBORDINATING CREDITOR:        LENDER:

/S/ DAVID C. CARLSON
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DAVID C. CARLSON, CFO   CORVU CORPORATION              COMMERCE BANK
                                                       CENTENNIAL LAKES OFFICE


----------------------- /S/ DAVID C. CARLSON           /S/ CLIFF JACOBSON
                        DAVID C. CARLSON               CLIFF JACOBSON,
                                                       VICE PRESIDENT
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

CONSIDERATION. Lender is willing to provide Borrower with the requested credit only if Subordinating Creditor will subordinate the Subordinated Debt to the Senior Debt. Subordinating Creditor will benefit from Lender extending credit to Borrower. Subordinating Creditor acknowledges that each future extension of credit by Lender to Borrower will be made in reliance on this Agreement.

SECURITY INTEREST. To secure the payment and performance of the Senior Debt, Subordinating Creditor transfers and assigns to Lander all of Subordinating Creditor's right, title and interest in and to, and grants Lender a security interest in each instrument representing the Subordinated Debt and in any real or personal property securing the Subordinated Debt. To fully perfect this security interest, Subordinating Creditor .will deliver to Lender each instrument, endorsed to Lender, a properly executed financing statement and any other instrument Lender considers necessary to attach and perfect Lender's security interest. For purposes of this section and any related agreements, Lander is a creditor and Subordinating Creditor is a debtor as defined under the Uniform Commercial Code. Lender may exercise Lender's rights under this section without first proceeding against Borrower or Subordinating Creditor.

WARRANTY. Subordinating Creditor and Borrower warrant to Lender that the Subordinated Debt is or will be at time of acquisition, represented by an instrument and held by Subordinating Creditor free and clear of any other transfers, assignments, liens, encumbrances or subordinations. Subordinating Creditor and Borrower warrant to Lander that each has the power end authority to enter into this Agreement. If Subordinating Creditor is not an individual, Subordinating Creditor warrants that its board of directors or its board's loan committee (or other governing group) approved this Agreement, that the minutes or a written resolution reflect this approval and that Subordinating Creditor will maintain this Agreement and the minutes or resolution as a part of its official record.

AGREEMENTS. Subordinating Creditor will not transfer, assign, encumber or subordinate the Subordinated Debt, other than under this Agreement, without Lender's prior written consent. Subordinating Creditor will not convert any or all of the Subordinated Debt to capital stock or other securities of Borrower. Subordinating Creditor will not forgive,. discharge or cancel the Subordinated Debt. Subordinating Creditor and Borrower will not modify the Subordinated Debt or any related agreement without Lander's prior written consent. Subordinating Creditor will not begin or join with any other creditors to put Borrower into bankruptcy, reorganization or other insolvency proceeding. Subordinating Creditor's books and records will indicate that payments for the Subordinated Debt are subordinate to Lender's Senior Debt. Subordinating Creditor and Borrower will not take or permit any action that is inconsistent with this Agreement.

Borrower and Subordinating Creditor agree that this Agreement is solely for Lender's protection. This Agreement does not impose any additional duties on Lender concerning Borrower's or Subordinating Creditor's property, except Lender will exercise reasonable care in the custody and preservation of this property when it's in Lender's possession.

INFORMATION. Subordinating Creditor will provide Lender with any information Lender requests from time to time concerning the Subordinated Debt or otherwise related to this Agreement. After Lender gives Subordinating Creditor prior notice, Subordinating Creditor and Borrower will allow Lender to inspect their records concerning the Subordinated Debt and to place the legend on any instruments as this Agreement requires.

CROSS-DEFAULT. A default under this Agreement constitutes a default under each agreement Borrower has with Lender.

SPECIFIC PERFORMANCE. Lander may demand specific performance of this Agreement. Subordinating Creditor irrevocably waives any defense that may be asserted to bar Lender's remedy to specific performance, such as the adequacy of a remedy at law. . ,

OTHER REMEDIES. If Subordinating Creditor receives any payment, other than is provided in this Agreement, or enforces the Subordinated Debt or its security, then Subordinating Creditor will hold any payment, security or proceeds in trust for Lender, Subordinating Creditor will then promptly turn over to Lender any payment, security or its proceeds in the form received and properly endorsed to Lender. Lander may apply the payment, security or proceeds as Lender considers appropriate to any debts, liabilities and obligations that Borrower owes Lender. This Agreement is unaffected by Lender's waiver, forbearance or amendment of any of Borrower's debts, liabilities and obligations to Lender.

BORROWER INSOLVENCY. At Lender's request, Subordinating Creditor will do the following when Borrower becomes subject to bankruptcy, insolvency proceedings, or marshaling of assets and liabilities.

A. Subordinating Creditor will collect and receive for Lender's account, the Subordinated Debt and any other payments or distributions concerning the Subordinated Debt.

B. Subordinating Creditor will file appropriate claims or proofs of claim for the Subordinated Debt.

C. Subordinating Creditor will execute end deliver to Lender any powers of attorney, assignments or other instruments necessary for Lender's enforcement of any claims for the Subordinated Debt.

Lender may also take these same actions on its own behalf and any other action as Lender considers appropriate for enforcing Lander's rights, including voting the Subordinated Debt, and will apply any payment or distribution received to the Senior Debt.

ATTORNEYS' FEES. The prevailing party will be entitled to receive from the losing party the prevailing party's reasonable costs and expenses incurred in any proceeding concerning this Agreement, including court costs and attorneys' fees.

WAIVER OF NOTICE. Borrower and Subordinating Creditor waive all notices from Lender relative to this Agreement, including its acceptance, notice of Borrower's default under any agreement with Lender, or of Lender's extension of credit to Borrower or other notices.

SUCCESSORS. The duties and benefits of this Agreement will bind and benefit the successors and assigns of Subordinating Creditor, Borrower and Lender,

TERM. After notifying Lender, Subordinating Creditor may end this Agreement for any debts, liabilities and obligations Borrower owes to Lender arising under future agreements. Otherwise, this Agreement will end only after Borrower has fully paid and performed on all debts, liabilities and obligations owed to Lender. For the purposes of this section, "future agreements" excludes any debts, liabilities and obligations owed by Borrower to Lender that are created under any commitments effective on this Agreement's date. Subordinating Creditor's death, dissolution or bankruptcy will not terminate this Agreement.

AMENDMENT, INTEGRATION AND SEVERABILITY. This Agreement may not be amended or modified by oral agreement. No amendment or modification of this Agreement is effective unless made in writing and executed by Subordinating Creditor, Borrower and Lender. This Agreement is the complete and final expression of the agreement. If any provision of this Agreement is unenforceable, then the unenforceable provision will be savored and the remaining provisions will still be enforceable.

INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular, The section headings are for convenience only and are not to be used to. interpret or define the terms of the Agreement.

WAIVER. By choosing any one or more remedies Lander does not give up Lender's right to use any other remedy. Lender does not waive a default if Lander chooses not to use a remedy. By electing not to use any remedy, Lender does not waive Lender's right to later consider the event a default and to use any remedies if the default continues or occurs again.

APPLICABLE LAW. This Agreement is governed by the laws of the jurisdiction where Lander is located, the United States of America and to the extent required, by the laws of the jurisdiction where the Property is located.

LEGEND. Subordinating Creditor of Borrower will provide the following legend, properly completed, on each instrument representing the Subordinated Debt;

The rights of the holder hereof era subordinate, inferior and subject to the rights of [Lender Name] (lender) under a Debt Subordination Agreement among Lender, (Subordinating Creditor Names/! (Subordinating Creditors) and [Borrower Name(s)] (Borrowers/, dated (Date of
Agreement)."